UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2026 (October 27, 2026)

NATICS CORP.

(Exact Name of Registrant as Specified in Charter)

Wyoming	000-56732	98-1660105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1026, Building 2, Meinian Plaza, Gongye 8th Road, Nanshan District, Shenzhen China 518067
(Address of Principal Executive Offices

(762) 119-2754

(Registrant’s telephone number, including area code)

App 6, Yehuda Gorodiski 1

Rehovot, Israel 7623101

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common	NTCS	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02. Unregistered Sales of Equity Securities.

In November 2026, Natics Corp., a Wyoming corporation (the “Company”), issued 25,000,000 shares of its common stock to Sheng YinHao, its sole officer and director and holder of the majority voting power, as a retention bonus, which shares were valued at $0.60 per share. The issuance of the shares of common stock by the Company to Mr. Sheng was made without registration under the Securities Act of 1933, as amended (the “Act”), or the securities laws of the applicable state, in reliance on the exemptions provided by Section 4(a)(2) of the Act and Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state law, based on the offering of such securities to only one person, the lack of any general solicitation or advertising in connection with such issuance, that such issuee is an accredited investor (as that term is defined in Rule 501(a) of Regulation D), and that such issuee acquired the shares of common stock for his own account and without a view to distribute such shares of common stock.

Item 5.01. Changes in Control of Registrant.

Effective October 27, 2026, there occurred a change in control of the Company. On such date, pursuant to a stock purchase agreement (the “Change-in-Control Agreement”), Sheng YinHao acquired 3,000,000 shares of the Company’s common stock (the “Control Shares”) from Guy Pirotsky. The Control Shares represent approximately 54.59% of the outstanding shares of the Company’s common stock and constitute voting control of the Company. The total consideration paid by Mr. Sheng for the Control Shares was $500,000 in cash at the closing.

In conjunction with the Change-in-Control Agreement, on December 31, 2025, Guy Pirotsky resigned as President, Secretary, Treasurer, Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer and a Director of the Company, Aleksandre Machitidze resigned as a Director of the Company, Giorgi Gavaketashvili resigned as a Director of the Company and Sheng YinHao was appointed as the Sole Director, President, Chief Executive Officer, Treasurer and Secretary of the Company.

Certain information regarding the background of Mr. Sheng is set forth below.

Sheng YinHao, 38, Seasoned serial entrepreneur and C-suite executive with 15 years of leadership experience spanning technology, health-tech, business services, F&B chain and trade sectors, including: Shaoxing Fenxinzi Health Technology Co., Ltd., as Founder & General Manager, where he led brand positioning, business system build-out and multi-channel market expansion; Guizhou Nuoxing Business Services Co., Ltd., as Founder & General Manager, where he oversaw business-service platform delivering consulting, enterprise matchmaking and resource integration; Shenzhen Zhilai Catering Management Co., Ltd., as Co-Founder & Operations Director, where he designed replicable chain-operation systems, managed national store roll-out and optimized brand profitability; Shenzhen Huilijingyu Technology Co., Ltd., as Chief Operator & Strategic Advisor, where he provided strategic and operational guidance; accelerated product go-to-market and optimized corporate revenue mix; and Beijing Nuoxing Trading Co., Ltd., as Founder & General Manager, where he established robust supply-chain and nationwide sales channels, steering consistent revenue growth for trading operations.

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The following table sets forth, as of the date of this Current Report, the shareholdings of (1) each person owning beneficially 5% or more of the Company’s outstanding common stock; (2) each executive officer of the Company, and (3) all officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment power over his securities. Information relating to beneficial ownership of securities by our principal shareholders and management is based upon information furnished by each person using beneficial ownership’ concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power. Except as disclosed herein, we do not have any outstanding options or other securities exercisable for or convertible into shares of our common stock. Unless otherwise indicated, the address of each person listed is c/o Natics Corp., Room 1026, Building 2, Meinian Plaza, Gongye 8th Road, Nanshan District, Shenzhen, China.

Name of Beneficial Owner	Title of Class	Beneficial Ownership	Percent of Class(1)
Sheng YinHao(2)	Common Stock	28,000,000	91.82%
All Officers and Directors as a Group (1 person)	Common Stock	28,000,000	91.82%

(1)	Based on 30,495,300 shares outstanding, as of the date of this Current Report.
(2)	Officer and director.

The foregoing description of the Change-in-Control Agreement is qualified in its entirety by the full text of the Change-in-Control Agreement, which is filed as Exhibit 10.1 to, and incorporated by reference in, this Current Report.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth above under Item 5.01. Changes in Control of Registrant is incorporated in this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
10.1	Stock Purchase Agreement between Sheng YinHao and Guy Pirotsky
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natics Corp.

Date: November 13, 2026	By:	/s/ Sheng YinHao
Sheng YinHao
Chief Executive Officer

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